                                                                  Exhibit 23(q)

                               POWER OF ATTORNEY

   We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust ("Trust"), hereby revoke all Powers of Attorney authorizing any person to act as attorney-in-fact relative to the Trust and the series of funds thereof, which were previously executed by us and do hereby severally constitute and appoint Kevin J. Adamson and Cynthia A. Rose as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-1A or N-14 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Investment Company Act of 1940 and the Securities Act of 1933 (File Nos. 811-08090; 033-70742 or any newly established File Numbers pursuant to a filing on Form N-14), on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement. The Power of Attorney was signed by us to be effective December 10, 2008.

Signature                                           Title
----------------------------------    ----------------------------------

/s/ Kelly D. Clevenger                Chairman of the Board,
----------------------------------    and Trustee
Kelly D. Clevenger

/s/ William P. Flory, Jr.             Chief Accounting Officer
----------------------------------    (Chief Financial Officer)
William P. Flory, Jr.

/s/ Michael D. Coughlin               Trustee
----------------------------------
Michael D. Coughlin

/s/ Nancy L. Frisby                   Trustee
----------------------------------
Nancy L. Frisby

/s/ Elizabeth S. Hager                Trustee
----------------------------------
Elizabeth S. Hager

/s/ Daniel R. Hayes                   President and Trustee
----------------------------------    (Chief Executive Officer)
Daniel R. Hayes

/s/ Gary D. Lemon                     Trustee
----------------------------------
Gary D. Lemon

/s/ Thomas D. Rath                    Trustee
----------------------------------
Thomas D. Rath

/s/ Kenneth G. Stella                 Trustee
----------------------------------
Kenneth G. Stella

/s/ David H. Windley                  Trustee
----------------------------------
David H. Windley

STATE OF INDIANA  )
                  )   SS:
COUNTY OF ADAMS   )

   On this 9th day of December, 2008, before me, a Notary Public, in and for said county and state, personally appeared Kelly D. Clevenger, William P. Flory, Jr., Michael D. Coughlin, Nancy L. Frisby, Elizabeth S. Hager, Daniel R. Hayes, Gary D. Lemon, Thomas D. Rath, Kenneth G. Stella, and David H. Windley, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that he/she executed the same.


                                                  /s/ Cynthia A. Rose
                                                  ------------------------------
                                                  Cynthia A. Rose, Notary Public

My Commission Expires: July 30, 2009